UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

WESTERN REFINING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive offices)

(915) 534-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 8, 2012, immediately following the 2012 Annual Meeting of Shareholders of Western Refining, Inc. (the “Company”) currently scheduled for 8:30 a.m. MDT, the Company will present the presentation titled “Western Refining, Inc. Annual Meeting of Shareholders June 8, 2012.” This presentation will be available beginning June 8, 2012, on the Investor Relations section of Western Refining’s website at www.wnr.com. The presentation will remain available on www.wnr.com in accordance with the Company’s investor presentation archive policy.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Dated: June 8, 2012